Exhibit 10.14

SUBORDIANTION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), is made as of February 1, 2005, by and among VISION BANK (“Tenant”), whose address is P. O. Box 4649, Gulf Shores, Alabama 36547, Forest View Apartments, Inc. (“Landlord”), whose address is P. O. Box 506, Point Clear, Alabama 36564 and First Gulf Bank (“Lender”), whose address is 949 Fairhope Avenue, Fairhope, Alabama 36532.

RECITALS

A. Tenant is the lessee of the land legally described in the attached Exhibit A pursuant to a Lease Agreement, dated February 1, 2005 (the “Lease”) and the fee simple owner of the improvements located thereon (collectively, the “Premises”).

B. The Premises in encumbered by that certain Mortgage (the “Mortgage”) from Landlord in favor of Lender which Mortgage was recorded in Instrument Number 870238.

C. Tenant and Lender have agreed to recognize their rights with respect to the Premises in accordance with the terms and provision fo this Agreement and have further certified to and agreed as to certain matters with respect to the Lease as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. Subordination. Notwithstanding anything to the contrary contained in the Lease, the Lease and the leasehold estate created therby declared to be, and hereafter shall continue at all times to be, junior, subject and subordinate, in each and every respect, to the Mortgage, including, without limitation, (i) any and all increases, renewals, modifications, extensions, substitutions, replacements and or consolidations of the Mortgage.

2. Attornment. Notwithstanding the foregoing subordination, if the interest of Landlord under the Lease shall be transferred by reason of foreclosure or other proceeding (judicial or non-judicial) for enforcement of the Mortgage or by reason of a deed in lieu of foreclosure, Tenant, at the election of the transferee and its successors and assigns (herein and hereafter together called the “Purchaser”) acquiring said interest, shall be bound to the Purchaser pursuant to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease then remaining and any extensions or renewals thereof which may be effected in accordance with any option therefore in the Lease, with the same force and effect as if the Purchaser were the original landlord under the Lease, and Tenant does herby attorn to and agree to attorn to the Purchaser, as its landlord, said attornment to be effective and self-operative without the necessity for execution of any further instruments, upon Purchaser election after succeeding to the interest of the Landlord under the Lease.

3. Non-Disturbance. Provided no event of material default has occurred under the Lease by Tenant, (subject to any notice and opportunity to cure provisions in the Lease) the Purchaser shall be bound to the Tenant, its successors and assigns pursuant to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease then remaining and any extensions or renewals thereof, with the same force and effect as if the Purchaser were the original landlord under the Lease and the Lease shall not be terminated, nor shall such Tenant’s use, possession or enjoyment of the premises be interfered with, nor shall the leasehold estate granted by the Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with the Mortgage.

4. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight deliver service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United Postal Service, if sent by certified or registered mail, return receipt requested. Notice shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

If to Tenant:	Vision Bank
P. O. Box 4349
Gulf Shores, Alabama 36547

If to Landlord:	Forest View Apartments, Inc.
P. O. Box 506
Point Clear, Alabama 36564

If to Lender:	First Gulf Bank
949 Fairhope Avenue
Fairhope, Alabama 36532

or such other address or such other person as any party may form time to time hereafter specify to the other parties hereto in a notice delivered in the manner provided above.

5. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against whom enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

6. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction of interpretation hereof.

7. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

8. Successors. All provisions, covenants and agreements contained in this Agreement shall bind, inure to the benefit of, and equally relate to, Tenant, and its successors and assigns, jointly and severally, Landlord, and its successors and assigns, jointly and severally, and Lender, and its successors and assigns, jointly and severally, or other holder or holders of the Note, including an endorsee, assignee or pledge of the Note receiving title thereto by or through Lender, or its successors or assigns.

9. Counterparts. This Agreement may be signed in counterparts.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth above.

TENANT: VISION BANK

By:	/s/ William E. Blackmon
Printed Name:	William E. Blackmon
Its:	Chief Financial Officer

LANDLORD: Forest View Apartments, Inc.

By:	/s/ Ware M. Porter
Printed Name:	Ware M. Porter
Its:	President

LENDER: First Gulf Bank

By:	/s/ P. Luckie
Printed Name:	P. Luckie
Its:	Vice President

STATE OF ALABAMA ]
] SS.
COUNTY OF BALDWIN ]

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that William E. Blackmon, whose name as Chief Financial Officer of VISION BANK, is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of the corporation.

Given under my hand and official seal this 2nd day of February, 2005.

/s/ Geneie S. Scheer
NOTARY PUBLIC
My Commission Expires: 12/03/08

STATE OF ALABAMA ]
] SS.
COUNTY OF BALDWIN ]

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Ware M. Porter, whose name as President of Forest View Apartments, Inc., is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of the corporation.

Given under my hand and official seal this 9th day of February, 2005.

/s/ Rita B. Green
NOTARY PUBLIC
My Commission Expires: 2/15/05

STATE OF ALABAMA ]
] SS.
COUNTY OF BALDWIN ]

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that P. Luckie, whose name as Vice President of First Gulf Bank, is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of the corporation.

Given under my hand and official seal this 9th day of February, 2005.

/s/ Rita B. Green
NOTARY PUBLIC
My Commission Expires: 2/15/05

EXHIBIT A

LEGAL DESCRIPTION

Lot 4, Greeno Professional Village, A Planned Unit Development, as shown by map and plat thereof recorded at Slide 2086-E, Probate Records, Baldwin County, Alabama.